Exhibit 99.2

Supplemental Information

Second Quarter 2005

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

Results Overview

Second Quarter 2005

•	Earnings of $4.3 billion or $1.06 per diluted share grew 14% over results in 2Q04 but fell 7% versus record 1Q05 results. Excluding merger and restructuring charges of $121 million, $80 million after tax, earnings were $1.08 per diluted share.

•	Revenue on an FTE basis of $14.2 billion remained steady compared to 1Q05 despite the impact of a flattening yield curve and tough capital markets environment.

•	Although net interest income was slightly above the previous year's quarter it declined 3% versus 1Q05. Impact of higher loan and deposit levels were more than offset by greater spread compression.

•	Retail deposits grew another $11 billion or 3% versus 1Q05 and

•	Average loans grew 2% (excluding residential mortgages held for asset liability management purposes).

•	Noninterest income improved 4% from 1Q05 despite the tough trading environment experienced in the industry.

•	Excluding trading results, noninterest income climbed 13% over 1Q05 led by strong card results, good service fee results as well as growth in investment banking and asset management fees.

•	Second quarter also included $278 million in whole loan sale gains in other income.

•	Securities gains recognized in 2Q05 were $325 million resulting primarily from the company repositioning for interest rate moves. Resolution of restructured government and corporate credits allowed for $70 million in securities gains in Latin America business.

•	Noninterest expense, excluding merger and restructuring charges, of $6.9 billion was flat with 1Q05 and resulted in an efficiency ratio of 49%.

•	Additional merger-related cost saves of $4 million brings current quarter run rate to $441 million.

•	Provision expense was $875 million versus the $880 million net charge-offs recorded in the quarter.

•	Includes establishment of $210 million reserve for estimated 2006 net charge-offs from implementing Phase 2 of minimum payment requirements.

•	Also includes a reduction of $250 million in general reserves as credit integration uncertainties related to FleetBoston were reduced.

•	Dividends of $1.8 billion and net share repurchases of $1.0 billion provided good capital returns to shareholders while the Tier 1 ratio remains above our 8.00% target rate.

•	During the quarter Bank of America announced an 11% increase in quarterly dividend.

•	Continuing momentum in business lines:

•	7.6 million product sales.

•	Number of net new checking accounts grew by 629,000.

•	Number of net new savings accounts grew by 568,000.

•	Opened 1.6 million new credit card accounts.

•	Active online banking users increased to 13.6 million while bill payers near 7 million.

•	Bill payers are now paying $30 billion worth of bills per quarter with bill presenters growing to more than 300.

•	Assets under management ended the quarter at $443 billion reflecting increases from market valuations as well as small inflows.

•	70,000 banking customers accepted invitations into premier banking relationships during the quarter.

•	Integration of FleetBoston merger continues to go extremely well.

•	Completed 1st phase Northeast retail platform conversion including 1.9 million customers in Rhode Island, Massachusetts, New Hampshire, Maine and Florida.

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Year-to- Date 2005	Year-to- Date 2004	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004
Income statement
Total revenue	$28,037	$22,579	$14,015	$14,022	$13,713	$12,587	$13,048
Provision for credit losses	1,455	1,413	875	580	706	650	789
Gains on sales of debt securities	984	1,290	325	659	101	732	795
Noninterest expense	14,076	12,658	7,019	7,057	7,333	7,021	7,228
Income tax expense	4,499	3,268	2,150	2,349	1,926	1,884	1,977
Net income	8,991	6,530	4,296	4,695	3,849	3,764	3,849
Diluted earnings per common share	2.20	1.85	1.06	1.14	0.94	0.91	0.93
Average diluted common shares issued and outstanding	4,081,921	3,531,038	4,065,355	4,099,062	4,106,040	4,121,375	4,131,290
Dividends paid per common share	$0.90	$0.80	$0.45	$0.45	$0.45	$0.45	$0.40
Performance ratios
Return on average assets	1.46%	1.36%	1.35	1.59%	1.33%	1.37%	1.41%
Return on average common shareholders’ equity	18.42	18.54	17.54	19.30	15.63	15.56	16.63
Book value per share of common stock	$24.96	$23.51	$24.96	$24.35	$24.56	$24.14	$23.51
Market price per share of common stock:
Closing price	$45.61	$42.31	$45.61	$44.10	$46.99	$43.33	$42.31
High closing price for the period	47.08	42.72	47.08	47.08	47.44	44.98	42.72
Low closing price for the period	43.58	38.96	43.58	43.66	43.62	41.81	38.96
Market capitalization	183,202	171,891	183,202	177,958	190,147	175,446	171,891
Number of banking centers - domestic	5,880	5,774	5,880	5,889	5,885	5,829	5,774
Number of ATMs - domestic	16,687	16,672	16,687	16,798	16,771	16,728	16,672
Full-time equivalent employees	177,795	179,971	177,795	176,676	178,057	178,633	179,971

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	Year-to- Date 2005	Year-to- Date 2004	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004
Net interest income	$15,913	$13,721	$7,841	$8,072	$7,954	$7,836	$7,751
Total revenue	28,427	22,918	14,206	14,221	13,920	12,758	13,218
Net interest yield	2.95%	3.29%	2.81%	3.11%	3.18%	3.30%	3.31%
Efficiency ratio	49.52	55.23	49.42	49.62	52.69	55.03	54.68

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by accounting principles generally accepted in the United States (GAAP) that excludes merger and restructuring charges. We believe that the exclusion of merger and restructuring charges, which represent events outside our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Shareholder value added (SVA) is a key measure of performance not defined by GAAP that is used in managing our growth strategy orientation and strengthening our focus on generating long-term growth and shareholder value. SVA is used to evaluate the Corporation’s use of equity (i.e. capital) at the individual unit level and is an integral component in the analytics for resource allocation. Using SVA as a performance measure places specific focus on whether incremental investments generate returns in excess of the costs of capital associated with those investments. Each business segment has a goal for growth in SVA reflecting the individual segment’s business and customer strategy.

Other companies may define or calculate supplemental financial data differently. See the Tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, and the six months ended June 30, 2005 and 2004.

Reconciliation of net income to operating earnings

	Year-to- Date 2005	Year-to- Date 2004	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004
Net income	$8,991	$6,530	$4,296	$4,695	$3,849	$3,764	$3,849
Merger and restructuring charges	233	125	121	112	272	221	125
Related income tax benefit	(78)	(42)	(41)	(37)	(91)	(74)	(42)

Operating earnings	$9,146	$6,613	$4,376	$4,770	$4,030	$3,911	$3,932

Operating basis
Diluted earnings per common share	$2.24	$1.87	$1.08	$1.16	$0.98	$0.95	$0.95
Return on average assets	1.49%	1.38%	1.37%	1.61%	1.39%	1.42%	1.44%
Return on avg common shareholders’ equity	18.74	18.77	17.87	19.61	16.37	16.17	16.99
Efficiency ratio	48.70	54.68	48.56	48.83	50.73	53.30	53.73
Reconciliation of net income to shareholder value added
Net income	$8,991	$6,530	$4,296	$4,695	$3,849	$3,764	$3,849
Amortization of intangibles	412	255	204	208	209	200	201
Merger and restructuring charges, net of tax benefit	155	83	80	75	181	147	83
Capital charge	(5,364)	(3,872)	(2,691)	(2,673)	(2,705)	(2,658)	(2,542)

Shareholder value added	$4,194	$2,996	$1,889	$2,305	$1,534	$1,453	$1,591

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Year-to- Date 2005	Year-to- Date 2004	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004
Interest income
Interest and fees on loans and leases	$16,419	$12,786	$8,312	$8,107	$7,919	$7,508	$7,237
Interest and dividends on securities	5,333	3,119	2,799	2,534	2,065	2,078	1,907
Federal funds sold and securities purchased under agreements to resell	2,145	847	1,252	893	712	484	413
Trading account assets	2,608	2,021	1,426	1,182	1,035	960	1,009
Other interest income	939	769	502	437	464	457	424

Total interest income	27,444	19,542	14,291	13,153	12,195	11,487	10,990

Interest expense
Deposits	4,422	2,735	2,379	2,043	1,829	1,711	1,529
Short-term borrowings	4,646	1,739	2,677	1,969	1,543	1,152	1,019
Trading account liabilities	1,038	632	611	427	352	333	298
Long-term debt	1,815	1,054	974	841	724	626	563

Total interest expense	11,921	6,160	6,641	5,280	4,448	3,822	3,409

Net interest income	15,523	13,382	7,650	7,873	7,747	7,665	7,581

Noninterest income
Service charges	3,697	3,199	1,920	1,777	1,891	1,899	1,783
Investment and brokerage services	2,062	1,634	1,049	1,013	1,008	972	999
Mortgage banking income (loss)	410	508	189	221	156	(250)	299
Investment banking income	797	951	431	366	497	438	547
Equity investment gains	891	217	492	399	426	220	84
Card income	2,726	1,954	1,437	1,289	1,380	1,258	1,159
Trading account profits	1,045	416	285	760	269	184	413
Other income	886	318	562	324	339	201	183

Total noninterest income	12,514	9,197	6,365	6,149	5,966	4,922	5,467

Total revenue	28,037	22,579	14,015	14,022	13,713	12,587	13,048
Provision for credit losses	1,455	1,413	875	580	706	650	789
Gains on sales of debt securities	984	1,290	325	659	101	732	795
Noninterest expense
Personnel	7,372	6,381	3,671	3,701	3,520	3,534	3,629
Occupancy	1,251	1,109	615	636	648	622	621
Equipment	594	579	297	297	326	309	318
Marketing	683	648	346	337	337	364	367
Professional fees	393	354	216	177	275	207	194
Amortization of intangibles	412	255	204	208	209	200	201
Data processing	732	617	368	364	371	341	333
Telecommunications	402	334	196	206	216	180	183
Other general operating	2,004	2,256	985	1,019	1,159	1,043	1,257
Merger and restructuring charges	233	125	121	112	272	221	125

Total noninterest expense	14,076	12,658	7,019	7,057	7,333	7,021	7,228

Income before income taxes	13,490	9,798	6,446	7,044	5,775	5,648	5,826
Income tax expense	4,499	3,268	2,150	2,349	1,926	1,884	1,977

Net income	$8,991	$6,530	$4,296	$4,695	$3,849	$3,764	$3,849

Net income available to common shareholders	$8,982	$6,524	$4,292	$4,690	$3,844	$3,759	$3,844

Per common share information
Earnings	$2.23	$1.88	$1.07	$1.16	$0.95	$0.93	$0.95

Diluted earnings	$2.20	$1.85	$1.06	$1.14	$0.94	$0.91	$0.93

Dividends paid	$0.90	$0.80	$0.45	$0.45	$0.45	$0.45	$0.40

Average common shares issued and outstanding	4,019,089	3,471,516	4,005,356	4,032,550	4,032,979	4,052,304	4,062,384

Average diluted common shares issued and outstanding	4,081,921	3,531,038	4,065,355	4,099,062	4,106,040	4,121,375	4,131,290

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Consolidated Balance Sheet

(Dollars in millions)	June 30 2005	March 31 2005	June 30 2004
Assets
Cash and cash equivalents	$33,935	$28,698	$31,789
Time deposits placed and other short-term investments	9,682	11,223	10,418
Federal funds sold and securities purchased under agreements to resell	149,287	139,396	81,437
Trading account assets	126,658	124,960	85,972
Derivative assets	26,019	26,182	25,908
Securities:
Available-for-sale	233,412	218,675	166,175
Held-to-maturity, at cost	174	275	478

Total securities	233,586	218,950	166,653

Loans and leases	529,418	529,466	498,481
Allowance for loan and lease losses	(8,319)	(8,313)	(8,767)

Loans and leases, net of allowance	521,099	521,153	489,714

Premises and equipment, net	7,602	7,531	7,797
Mortgage servicing rights	2,366	2,668	3,005
Goodwill	45,381	45,378	44,672
Core deposit intangibles and other intangibles	3,472	3,679	3,922
Other assets	87,243	82,421	73,444

Total assets	$1,246,330	$1,212,239	$1,024,731

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$175,427	$166,499	$154,061
Interest-bearing	397,778	403,534	369,446
Deposits in foreign offices:
Noninterest-bearing	6,102	5,319	5,499
Interest-bearing	56,110	54,635	46,407

Total deposits	635,417	629,987	575,413

Federal funds purchased and securities sold under agreements to repurchase	207,710	187,652	119,264
Trading account liabilities	61,906	53,434	29,689
Derivative liabilities	15,630	15,363	14,381
Commercial paper and other short-term borrowings	93,763	93,440	63,162
Accrued expenses and other liabilities (includes $383, $394 and $486 of reserve for unfunded lending commitments)	34,470	35,081	28,682
Long-term debt	96,894	98,763	98,319

Total liabilities	1,145,790	1,113,720	928,910

Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 1,090,189; 1,090,189 and 2,292,013 shares	271	271	322
Common stock and additional paid-in capital, $0.01 par value; authorized - 7,500,000,000 shares; issued and outstanding - 4,016,703,839; 4,035,318,509 and 4,062,656,866 shares	42,507	43,589	45,669
Retained earnings	63,328	60,843	54,030
Accumulated other comprehensive income (loss)	(4,992)	(5,559)	(3,862)
Other	(574)	(625)	(338)

Total shareholders’ equity	100,540	98,519	95,821

Total liabilities and shareholders’ equity	$1,246,330	$1,212,239	$1,024,731

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Capital Management

(Dollars in millions)

	2Q05*	1Q05	4Q04	3Q04	2Q04
Tier 1 capital	$68,806	$67,127	$64,281	$62,981	$61,883
Total capital	94,933	93,774	92,266	91,326	90,267
Risk-weighted assets	853,669	818,179	793,523	779,858	754,386
Tier 1 capital ratio	8.06%	8.20%	8.10%	8.08%	8.20%
Total capital ratio	11.12	11.46	11.63	11.71	11.97
Ending equity / ending assets	8.07	8.13	8.97	9.14	9.35
Ending capital / ending assets	8.93	9.01	9.85	10.00	10.25
Average equity / average assets	7.70	8.23	8.51	8.79	8.52
Leverage ratio	5.59	5.82	5.82	5.92	5.83

*Preliminary data on risk-based capital

Share Repurchase Program

40.3 million common shares were repurchased in the second quarter of 2005 as a part of ongoing share repurchase programs.

197.1 million shares remain outstanding under the 2005 authorized program.

21.7 million shares were issued in the second quarter of 2005.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Second Quarter 2005			First Quarter 2005			Second Quarter 2004
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Earning assets
Time deposits placed and other short-term investments	$13,696	$113	3.31%	$14,327	$101	2.87%	$14,384	$59	1.65%
Federal funds sold and securities purchased under agreements to resell	185,835	1,252	2.70	147,855	893	2.43	124,383	413	1.33
Trading account assets	134,196	1,454	4.34	117,748	1,203	4.10	104,391	1,025	3.94
Securities	227,182	2,829	4.98	204,574	2,561	5.01	159,797	1,925	4.82
Loans and leases(1):
Residential mortgage	167,272	2,271	5.43	178,098	2,412	5.43	173,158	2,284	5.29
Credit card	52,474	1,481	11.32	51,310	1,373	10.85	43,160	1,167	10.88
Home equity lines	54,941	799	5.83	51,477	692	5.45	40,424	450	4.48
Direct/Indirect consumer	43,132	612	5.69	41,620	573	5.58	39,763	540	5.44
Other consumer(2)	6,968	155	8.96	7,305	158	8.75	8,142	169	8.32

Total consumer	324,787	5,318	6.56	329,810	5,208	6.37	304,647	4,610	6.07

Commercial - domestic	123,927	1,969	6.37	123,803	1,983	6.49	123,970	1,843	5.98
Commercial real estate	33,484	477	5.72	33,016	430	5.29	30,311	317	4.20
Commercial lease financing	20,446	252	4.93	20,745	260	5.01	20,086	237	4.72
Commercial - foreign	17,780	306	6.90	17,570	258	5.96	18,144	237	5.24

Total commercial	195,637	3,004	6.16	195,134	2,931	6.08	192,511	2,634	5.50

Total loans and leases	520,424	8,322	6.41	524,944	8,139	6.27	497,158	7,244	5.85

Other earning assets	37,194	512	5.52	35,466	455	5.19	38,407	494	5.17

Total earning assets(3)	1,118,527	14,482	5.19	1,044,914	13,352	5.15	938,520	11,160	4.77

Cash and cash equivalents	34,731			31,382			30,320
Other assets, less allowance for loan and lease losses	124,231			124,587			125,619

Total assets	$1,277,489			$1,200,883			$1,094,459

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$38,043	$52	0.54%	$37,000	$35	0.39%	$35,864	$31	0.34%
NOW and money market deposit accounts	229,174	723	1.27	233,392	651	1.13	233,702	488	0.84
Consumer CDs and IRAs	127,169	974	3.07	118,989	769	2.62	93,017	587	2.54
Negotiable CDs, public funds and other time deposits	7,751	87	4.49	10,291	96	3.73	4,737	66	5.60

Total domestic interest-bearing deposits	402,137	1,836	1.83	399,672	1,551	1.57	367,320	1,172	1.28

Foreign interest-bearing deposits(4):
Banks located in foreign countries	25,546	335	5.26	22,084	316	5.81	18,945	287	6.10
Governments and official institutions	7,936	59	2.97	6,831	43	2.58	5,739	23	1.58
Time, savings and other	30,973	149	1.94	30,770	133	1.75	29,882	47	0.64

Total foreign interest-bearing deposits	64,455	543	3.38	59,685	492	3.35	54,566	357	2.63

Total interest-bearing deposits	466,592	2,379	2.04	459,357	2,043	1.80	421,886	1,529	1.46

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	323,916	2,677	3.32	276,483	1,969	2.89	235,701	1,019	1.74
Trading account liabilities	60,987	611	4.02	44,507	427	3.89	31,620	298	3.78
Long-term debt	97,360	974	4.00	97,126	841	3.46	96,395	563	2.34

Total interest-bearing liabilities(3)	948,855	6,641	2.81	877,473	5,280	2.43	785,602	3,409	1.74

Noninterest-bearing sources:
Noninterest-bearing deposits	174,001			168,062			160,419
Other liabilities	56,216			56,534			55,172
Shareholders’ equity	98,417			98,814			93,266

Total liabilities and shareholders’ equity	$1,277,489			$1,200,883			$1,094,459

Net interest spread			2.38			2.72			3.03
Impact of noninterest-bearing sources			0.43			0.39			0.28

Net interest income/yield on earning assets		$7,841	2.81%		$8,072	3.11%		$7,751	3.31%

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.

(2)	Includes consumer finance of $3,212 million and $3,362 million in the second and first quarters of 2005 and $3,828 million in the second quarter of 2004; foreign consumer of $3,505 million and $3,532 million in the second and first quarters of 2005 and $3,256 million in the second quarter of 2004; and consumer lease financing of $251 million and $411 million in the second and first quarters of 2005 and $1,058 million in the second quarter of 2004.

(3)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $193 million and $437 million in the second and first quarters of 2005 and $658 million in the second quarter of 2004. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $314 million and $154 million in the second and first quarters of 2005 and $333 million in the second quarter of 2004. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.

(4)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Six Months Ended June 30
	2005			2004
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Earning assets
Time deposits placed and other short-term investments	$14,010	$214	3.09%	$13,326	$107	1.61%
Federal funds sold and securities purchased under agreements to resell	166,950	2,145	2.58	119,072	847	1.43
Trading account assets	126,017	2,657	4.23	104,712	2,050	3.92
Securities	215,940	5,390	4.99	129,776	3,148	4.85
Loans and leases(1):
Residential mortgage	172,655	4,683	5.43	157,528	4,244	5.40
Credit card	51,895	2,854	11.09	39,232	2,037	10.44
Home equity lines	53,219	1,491	5.65	32,402	712	4.42
Direct/Indirect consumer	42,380	1,184	5.63	36,904	1,004	5.47
Other consumer(2)	7,136	314	8.86	7,810	289	7.41

Total consumer	327,285	10,526	6.47	273,876	8,286	6.07

Commercial - domestic	123,865	3,952	6.43	107,457	3,354	6.28
Commercial real estate	33,252	907	5.50	25,063	527	4.23
Commercial lease financing	20,594	512	4.97	14,773	332	4.49
Commercial - foreign	17,676	564	6.43	14,449	332	4.62

Total commercial	195,387	5,935	6.12	161,742	4,545	5.65

Total loans and leases	522,672	16,461	6.34	435,618	12,831	5.91

Other earning assets	36,335	967	5.36	34,160	898	5.28

Total earning assets(3)	1,081,924	27,834	5.17	836,664	19,881	4.77

Cash and cash equivalents	33,065			26,754
Other assets, less allowance for loan and lease losses	124,409			100,407

Total assets	$1,239,398			$963,825

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$37,525	$87	0.47%	$31,012	$48	0.31%
NOW and money market deposit accounts	231,271	1,375	1.20	194,768	809	0.84
Consumer CDs and IRAs	123,101	1,743	2.86	84,179	1,154	2.76
Negotiable CDs, public funds and other time deposits	9,014	181	4.06	5,338	140	5.28

Total domestic interest-bearing deposits	400,911	3,386	1.70	315,297	2,151	1.37

Foreign interest-bearing deposits(4):
Banks located in foreign countries	23,824	651	5.51	18,950	458	4.86
Governments and official institutions	7,387	102	2.79	5,220	42	1.60
Time, savings and other	30,873	283	1.84	25,468	84	0.67

Total foreign interest-bearing deposits	62,084	1,036	3.36	49,638	584	2.37

Total interest-bearing deposits	462,995	4,422	1.93	364,935	2,735	1.51

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	300,330	4,646	3.12	215,783	1,739	1.62
Trading account liabilities	52,792	1,038	3.97	33,082	632	3.84
Long-term debt	97,244	1,815	3.73	87,623	1,054	2.41

Total interest-bearing liabilities(3)	913,361	11,921	2.63	701,423	6,160	1.76

Noninterest-bearing sources:
Noninterest-bearing deposits	171,048			138,755
Other liabilities	56,375			52,671
Shareholders’ equity	98,614			70,976

Total liabilities and shareholders’ equity	$1,239,398			$963,825

Net interest spread			2.54			3.01
Impact of noninterest-bearing sources			0.41			0.28

Net interest income/yield on earning assets		$15,913	2.95%		$13,721	3.29%

(1)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.

(2)	Includes consumer finance of $3,287 million and $3,913 million; foreign consumer of $3,519 million and $2,622 million; and consumer lease financing of $330 million and $1,275 million for the six months ended June 30, 2005 and 2004.

(3)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $630 million and $1,373 million in the six months ended June 30, 2005 and 2004. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $468 million and $516 million in the six months ended June 30, 2005 and 2004. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.

(4)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Business Segment View

Net Income

Second Quarter 2005

Revenue*

Second Quarter 2005

*Fully taxable-equivalent basis

Bank of America Corporation

Global Consumer and Small Business Banking Segment Results (1)

(Dollars in millions)

	Year-to-Date		Quarterly
	2005	2004	2 Qtr 05	1 Qtr 05	4 Qtr 04	3 Qtr 04	2 Qtr 04
Key Measures
Total revenue (2)	$14,024	$11,448	$7,062	$6,962	$7,107	$6,566	$6,723
Provision for credit losses	1,857	1,069	1,143	714	1,218	1,005	641
Net income	3,494	2,810	1,595	1,899	1,604	1,483	1,740
Shareholder value added	1,982	1,739	828	1,154	803	711	1,022
Return on average equity	21.43%	24.96%	19.36	23.55%	18.70%	18.07%	22.51%
Efficiency ratio (2)	48.01	51.86	48.45	47.55	47.74	50.93	49.61
Selected Average Balance Sheet Components
Total loans and leases	$139,467	$107,731	$140,255	$138,670	$137,193	$133,489	$129,379
Total deposits	303,486	262,638	306,399	300,540	301,828	306,367	307,700
Total earning assets	302,928	268,543	300,671	305,212	312,038	315,449	314,907
Period End (in billions)
Mortgage servicing portfolio	$280.1	$267.8	$280.1	$275.5	$273.1	$268.5	$267.8
Mortgage originations:
Retail	27.0	33.2	15.1	11.9	12.7	11.7	19.2
Wholesale	11.6	19.1	6.0	5.6	5.7	5.2	9.3

(1)	Global Consumer and Small Business Banking’s most significant product lines are Card Services, Consumer Real Estate and Consumer Deposit Products.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 13.6 million subscribers.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

6.6 million active bill pay users paid $30.1 billion worth of bills this quarter. The number of customers who sign up and use Bank of America's Bill Pay Service continues to far surpass that of any other financial institution.

Currently, approximately 300 companies are presenting 16.3 million e-bills per quarter.

Bank of America Corporation

Card Services Results(1)

(Dollars in millions)

	Year-to-Date		Quarterly
	2005	2004	2 Qtr 05	1 Qtr 05	4 Qtr 04	3 Qtr 04	2 Qtr 04
Key Measures
Consumer Credit Card
Outstandings
On-balance sheet (Period end)	$53,863	$42,195	$53,863	$51,012	$51,726	$47,521	$42,195
Managed (Period end)	59,283	51,990	59,283	57,920	58,629	55,399	51,990

On-balance sheet (Average)	51,895	39,240	52,474	51,310	49,366	45,589	43,177
Managed (Average)	58,342	44,996	58,537	58,145	56,444	54,419	53,136

Managed Income Statement
Total revenue	$4,581	$3,519	$2,338	$2,243	$2,354	$2,267	$2,173
Provision for credit losses (2)	2,021	1,226	1,204	817	1,335	994	760
Noninterest expense	1,396	928	720	676	700	544	546

Income before income taxes	$1,164	$1,365	$414	$750	$319	$729	$867

Shareholder Value Added	$524	$645	$143	$381	$89	$403	$407

Merchant Acquiring Business
Processing volume (millions)	160,016	44,812	84,262	75,754	75,383	24,898	23,239
Total transactions (millions)	3,452	651	1,832	1,620	1,756	374	342

Consumer Credit Card
Credit Quality

On-balance sheet
Charge-offs $	$1,514	$1,028	$774	$740	$691	$586	$585
Charge-offs %	5.88%	5.31%	5.91%	5.85%	5.57%	5.09%	5.45%

Managed
Losses $	$1,793	$1,239	$909	$884	$837	$753	$776
Losses %	6.20%	5.54%	6.23%	6.17%	5.90%	5.48%	5.88%

Managed delinquency %
30+	n/a	n/a	4.25%	4.20%	4.37%	4.30%	3.86%
90+	n/a	n/a	1.96	2.10	2.13	1.98	1.76

n/a = not applicable

(1)	Card Services includes Consumer and Small Business Credit Card and Merchant Services.

(2)	Includes $210 million for the three and six months ended June 30, 2005, and $165 million for the three months ended December 31, 2004 related to minimum payment requirements.

Represents financial statement presentation with certain reclassifications to reflect securitization activity.

Certain prior period amounts have been reclassified among the segments to conform to the current period classification.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Global Business and Financial Services Segment Results(1)

(Dollars in millions)

	Year-to-Date		Quarterly
	2005	2004	2 Qtr 05	1 Qtr 05	4 Qtr 04	3 Qtr 04	2 Qtr 04
Key Measures
Total revenue (2)	$5,425	$3,999	$2,691	$2,734	$2,720	$2,522	$2,430
Provision for credit losses	(221)	86	(164)	(57)	(248)	(222)	(5)
Net income	2,339	1,441	1,217	1,122	1,205	1,181	849
Shareholder value added	810	479	458	352	414	393	83
Return on average equity	16.12%	15.77%	16.90%	15.36%	16.04%	15.78%	11.66%
Efficiency ratio (2)	36.95	40.86	37.55	36.36	36.70	36.66	44.55

Selected Average Balance
Sheet Components
Total loans and leases	$174,019	$136,551	$176,505	$171,505	$167,726	$164,603	$163,905
Total deposits	105,782	82,053	106,271	105,287	105,401	101,926	102,201
Total earning assets	184,444	143,121	187,099	181,760	177,763	174,339	172,854

(1)	Global Business and Financial Services major businesses are Global Treasury Services, Middle Market Banking, Business Banking, Commercial Real Estate Banking, Leasing, Business Capital, Dealer Financial Services and Latin America.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Global Capital Markets and Investment Banking Segment Results (1)

(Dollars in millions)

	Year-to-Date		Quarterly
	2005	2004	2 Qtr 05	1 Qtr 05	4 Qtr 04	3 Qtr 04	2 Qtr 04
Key Measures
Total revenue (2)	$4,753	$4,808	$2,121	$2,632	$2,206	$2,074	$2,634
Provision for credit losses	(170)	(95)	(73)	(97)	(209)	(158)	4
Net income	1,182	864	461	721	597	478	411
Shareholder value added	644	381	195	449	309	190	128
Return on average equity	23.13%	18.96%	18.24%	27.91%	21.84%	17.47%	15.28%
Efficiency ratio (2)	66.73	74.28	71.92	62.55	69.60	72.82	76.27

Selected Average Balance
Sheet Components
Total loans and leases	$34,065	$33,905	$32,639	$35,508	$34,726	$36,285	$38,476
Total deposits	85,136	73,147	87,261	82,987	81,376	72,550	78,854
Total earning assets	348,815	265,498	376,322	321,002	307,611	271,782	276,022

(1)	Global Capital Markets and Investment Banking offers clients a comprehensive range of global capabilities through three financial services: Global Investment Banking, Global Credit Products and Global Treasury Services.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Global Capital Markets and Investment Banking

(Dollars in millions)

	Year-to-Date		Quarterly
	2005	2004	2 Qtr 05	1 Qtr 05	4 Qtr 04	3 Qtr 04	2 Qtr 04
Trading-related Revenue
Net interest income (1)	$828	$1,174	$414	$414	$417	$448	$597
Trading account profits	960	656	256	704	231	136	389

Total trading-related revenue	$1,788	$1,830	$670	$1,118	$648	$584	$986

Trading-related revenue by product
Fixed income	$558	$965	$107	$451	$283	$299	$456
Interest rate (1)	410	456	183	227	93	118	289
Foreign exchange	386	358	190	196	231	163	170
Equities (2)	208	80	60	148	75	40	83
Commodities	88	(6)	67	21	33	18	(4)

Market-based trading-related revenue	1,650	1,853	607	1,043	715	638	994
Credit portfolio hedges (3)	138	(23)	63	75	(67)	(54)	(8)

Total trading-related revenue	$1,788	$1,830	$670	$1,118	$648	$584	$986

	Year-to-Date		Quarterly
	2005	2004	2 Qtr 05	1 Qtr 05	4 Qtr 04	3 Qtr 04	2 Qtr 04
Investment Banking Income
Securities underwriting	$337	$492	$180	$157	$209	$219	$275
Syndications	237	253	125	112	140	128	174
Advisory services	170	150	95	75	94	66	73
Other	13	18	7	6	7	7	10

Total investment banking income	$757	$913	$407	$350	$450	$420	$532

(1)	Fully taxable-equivalent basis

(2)	Does not include commissions from equity transactions which were $394 million and $341 million for the six months ended June 30, 2005 and 2004, and $205 million, $189 million, $173 million, $153 million and $168 million for the three months ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively.

(3)	Includes credit default swaps and related products used for credit risk management.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Global Capital Markets & Investment Banking Strategic Progress Continues

Source: Thomson Financial except Syndicated Loans and Leveraged Loans from Loan Pricing Corporation.

Significant US market share gains

Banc of America Securities increased market share in M&A, high yield, investment grade and public finance.

•	#1 in syndicated loans and leveraged loans, ranked by number of deals

•	#1 in high yield

•	Investment grade rank rose to #4 from #8 in 1st Half 04

•	M&A market share increased over YTD04, from 7.2% to 16.8%

•	Top 5 rankings in:

Syndicated loans

Leveraged loans

High yield

Mortgage-backed securities

Investment grade

Bank of America Corporation

Global Wealth and Investment Management Segment Results(1)

(Dollars in millions)

	Year-to-Date		Quarterly
	2005	2004	2 Qtr 05	1 Qtr 05	4 Qtr 04	3 Qtr 04	2 Qtr 04
Key Measures
Total revenue (2)	$3,631	$2,647	$1,837	$1,794	$1,681	$1,606	$1,546
Provision for credit losses	(7)	2	(9)	2	(4)	(18)	10
Net income	1,166	645	590	576	482	475	398
Shareholder value added	657	290	329	328	227	235	163
Return on average equity	23.45%	18.70%	23.18	23.74%	19.33%	20.15%	17.20%
Efficiency ratio (2)	50.24	61.61	50.17	50.31	55.35	54.55	58.93

Selected Average Balance
Sheet Components
Total loans and leases	$51,869	$41,280	$52,967	$50,759	$47,956	$45,654	$44,117
Total deposits	116,177	70,773	118,234	114,098	102,489	87,909	77,075
Total earning assets	118,380	72,862	120,474	116,263	104,929	90,135	79,254

Period End (in billions)
Assets under management	$442.8	$439.6	$442.8	$433.4	$451.5	$429.5	$439.6
Client brokerage assets	150.9	144.9	150.9	150.7	149.9	141.9	144.9
Assets in custody	101.7	105.2	101.7	100.8	107.0	104.0	105.2

Total client assets	$695.4	$689.7	$695.4	$684.9	$708.4	$675.4	$689.7

(1)	Global Wealth and Investment Management services clients through five major businesses: Premier Banking, Banc of America Investments, The Private Bank, Columbia Management Group and Other Services.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

All Other Results(1)

(Dollars in millions)

	Year-to-Date		Quarterly
	2005	2004	2 Qtr 05	1 Qtr 05	4 Qtr 04	3 Qtr 04	2 Qtr 04
Key Measures
Total revenue (2)	$594	$16	$495	$99	$206	$(10)	$(115)
Provision for credit losses	(4)	351	(22)	18	(51)	43	139
Net income (3)	810	770	433	377	(39)	147	451
Shareholder value added	101	107	79	22	(219)	(76)	195

Selected Average Balance
Sheet Components
Total loans and leases	$123,252	$116,151	$118,058	$128,502	$127,862	$123,047	$121,281
Total deposits	23,462	15,079	22,428	24,507	18,842	19,126	16,475
Total earning assets	127,357	86,640	133,961	120,677	95,663	96,678	95,483

(1)	All Other consists primarily of Equity Investments, noninterest income and expense amounts associated with the Asset and Liability (ALM) process, including gains on sales of debt securities, the allowance for credit losses process residual, the residual impact of allocation methodologies, merger and restructuring charges, intersegment eliminations, and the results of certain consumer finance and commercial lending businesses that are being liquidated.

(2)	Fully taxable-equivalent basis

(3)	Includes merger and restructuring charges, net of taxes, $155 million and $83 million for the six months ended June 30, 2005 and 2004, and $80 million, $75 million, $181 million, $147 million and $83 million for the three months ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Outstanding Loans and Leases

(Dollars in millions)

	June 30 2005	March 31 2005	Increase (Decrease) from 3/31/05
Residential mortgage	$170,057	$178,978	$(8,921)
Credit card	53,863	51,012	2,851
Home equity lines	56,839	52,891	3,948
Direct/Indirect consumer	43,247	42,694	553
Other consumer (1)	6,829	7,167	(338)

Total consumer	330,835	332,742	(1,907)

Commercial - domestic	124,080	124,779	(699)
Commercial real estate (2)	34,537	33,434	1,103
Commercial lease financing	20,628	20,638	(10)
Commercial - foreign	19,338	17,873	1,465

Total commercial	198,583	196,724	1,859

Total	$529,418	$529,466	$ (48)

(1)	Includes consumer finance of $3,144 million and $3,288 million; foreign consumer of $3,505 million and $3,549 million; and consumer lease financing of $180 million and $330 million at June 30, 2005 and March 31, 2005.

(2)	Includes domestic commercial real estate loans of $34,020 million and $32,978 million; and foreign commercial real estate loans of $517 million and $456 million at June 30, 2005 and March 31, 2005.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Commercial Utilized Credit Exposure by Industry(1)

(Dollars in millions)

			% Increase (Decrease) from 12/31/04
	June 30 2005	December 31 2004
Real estate (2)	$39,233	$36,672	7%
Retailing	24,294	23,149	5
Diversified financials	23,361	25,932	(10)
Banks	22,332	25,265	(12)
Education and government	19,207	17,429	10
Individuals and trusts	16,468	16,110	2
Materials	14,607	14,123	3
Leisure and sports, hotels and restaurants	14,002	13,331	5
Consumer durables and apparel	13,921	13,427	4
Transportation	13,188	13,234	(0)
Capital goods	13,097	12,633	4
Commercial services and supplies	12,627	11,944	6
Healthcare equipment and services	11,895	12,196	(2)
Food, beverage and tobacco	10,508	11,687	(10)
Energy	9,079	7,579	20
Media	5,834	6,232	(6)
Religious and social organizations	5,812	5,710	2
Insurance	5,151	5,851	(12)
Utilities	4,739	5,615	(16)
Food and staples retailing	3,495	3,610	(3)
Telecommunication services	3,383	3,030	12
Technology hardware and equipment	2,998	3,398	(12)
Software and services	2,828	3,292	(14)
Automobiles and components	1,789	1,894	(6)
Pharmaceuticals and biotechnology	1,334	1,441	(7)
Household and personal products	319	371	(14)
Other	2,868	3,132	(8)

Total	$298,369	$298,287	0

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held for sale and commercial letters of credit. Derivative assets are reported on a mark-to-market basis and have not been reduced by the amount of collateral applied, which totaled $17.4 billion and $17.7 billion at June 30, 2005 and December 31, 2004.

(2)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers' or counterparties' primary business activity using operating cash flow and primary source of repayment as key factors.

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)

	2Q05	1Q05	4Q04	3Q04	2Q04
Residential mortgage	$494	$536	$554	$532	$537
Home equity lines	75	70	66	51	42
Direct/Indirect consumer	33	32	33	26	31
Other consumer	76	83	85	94	99

Total consumer	678	721	738	703	709

Commercial - domestic	662	811	855	991	1,246
Commercial real estate	60	64	87	136	164
Commercial lease financing	282	249	266	243	257
Commercial - foreign	88	228	267	473	503

Total commercial	1,092	1,352	1,475	1,843	2,170

Total nonperforming loans and leases	1,770	2,073	2,213	2,546	2,879
Nonperforming securities (1)	14	153	140	157	156
Foreclosed properties	111	112	102	133	144

Total nonperforming assets (2)	$1,895	$2,338	$2,455	$2,836	$3,179

Loans past due 90 days or more and still accruing	$1,235	$1,211	$1,294	$1,120	$939
Nonperforming assets / Total assets	0.15%	0.19%	0.22%	0.26%	0.31%
Nonperforming assets / Total loans, leases and foreclosed properties	0.36	0.44	0.47	0.55	0.64
Nonperforming loans and leases / Total loans and leases	0.33	0.39	0.42	0.50	0.58

Allowance for credit losses:
Allowance for loan and lease losses	$8,319	$8,313	$8,626	$8,723	$8,767
Reserve for unfunded lending commitments	383	394	402	446	486

Total	$8,702	$8,707	$9,028	$9,169	$9,253

Allowance for loan and lease losses / Total loans and leases	1.57%	1.57%	1.65%	1.70%	1.76%
Allowance for loan and lease losses / Total nonperforming loans and leases	470	401	390	343	305

Commercial criticized exposure	$7,731	$8,858	$10,249	$12,025	$13,420
Commercial criticized exposure / Commercial utilized exposure	2.59%	2.95%	3.44%	4.13%	4.73%

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Primarily related to international securities held in the available-for-sale securities portfolio.

(2)	Balances do not include $49, $76, $151, $100 and $103 of nonperforming assets, primarily loans held-for-sale, included in Other Assets at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Quarterly Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	2Q05		1Q05		4Q04		3Q04		2Q04
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$11	0.03%	$4	0.01%	$6	0.01%	$7	0.02%	$12	0.03%
Credit card	774	5.91	740	5.85	691	5.57	586	5.09	585	5.45
Home equity lines	9	0.07	6	0.05	4	0.03	2	0.02	5	0.05
Direct/Indirect consumer	46	0.43	61	0.60	55	0.55	56	0.57	49	0.50
Other consumer (1)	43	2.48	56	3.12	45	2.39	49	2.53	42	2.10

Total consumer	883	1.09	867	1.07	801	0.98	700	0.89	693	0.92

Commercial - domestic	(7)	(0.02)	26	0.09	27	0.09	25	0.08	76	0.25
Commercial real estate	1	0.01	0	0.00	1	0.02	1	0.02	(3)	(0.04)
Commercial lease financing	9	0.19	25	0.48	11	0.21	(3)	(0.07)	(3)	(0.06)
Commercial - foreign	(6)	(0.15)	(29)	(0.66)	5	0.09	(4)	(0.09)	66	1.47

Total commercial	(3)	(0.01)	22	0.05	44	0.09	19	0.04	136	0.28

Total net charge-offs	$880	0.68	$889	0.69	$845	0.65	$719	0.57	$829	0.67

By Business Segment:
Global Consumer and Small Business Banking	$849	2.43%	$811	2.37%	$748	2.17%	$646	1.92%	$643	2.00%
Global Business and Financial Services	12	0.03	88	0.21	79	0.19	41	0.10	85	0.21
Global Capital Markets and Investment Banking	(5)	(0.07)	(43)	(0.49)	(25)	(0.29)	(6)	(0.07)	69	0.72
Global Wealth and Investment Management	5	0.04	0	0.00	3	0.03	1	0.01	(4)	(0.04)
All Other	19	0.06	33	0.10	40	0.12	37	0.12	36	0.12

Total net charge-offs	$880	0.68	$889	0.69	$845	0.65	$719	0.57	$829	0.67

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Includes lease financing of $2 million, $3 million, $5 million, $7 million and $5 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Year-to-Date Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	Six Months Ended June 30
	2005		2004
	Amount	Percent	Amount	Percent
Residential mortgage	$15	0.02%	$23	0.03%
Credit card	1,514	5.88	1,028	5.27
Home equity lines	15	0.06	9	0.05
Direct/Indirect consumer	107	0.51	97	0.53
Other consumer (1)	99	2.81	99	2.56

Total consumer	1,750	1.08	1,256	0.92

Commercial - domestic	19	0.03	125	0.23
Commercial real estate	1	—	(6)	(0.05)
Commercial lease financing	34	0.34	1	0.02
Commercial - foreign	(35)	(0.40)	173	2.40

Total commercial	19	0.02	293	0.36

Total net charge-offs	$1,769	0.68	$1,549	0.72

By Business Segment:
Global Consumer and Small Business Banking	$1,660	2.40%	$1,129	2.11%
Global Business and Financial Services	100	0.12	163	0.24
Global Capital Markets and Investment Banking	(48)	(0.29)	158	0.94
Global Wealth and Investment Management	5	0.02	1	0.01
All Other	52	0.08	98	0.17

Total net charge-offs	$1,769	0.68	$1,549	0.72

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Includes lease financing of $5 million and $15 million for the six months ended June 30, 2005 and 2004.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Selected Emerging Markets (1)

(Dollars in millions)	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities/ Other Investments (4,5)	Total Cross- border Exposure (6)	Local Country Exposure Net of Local Liabilities (7)	Total Foreign Exposure June 30, 2005	Increase/ (Decrease) from December 31, 2004
Region/Country
Latin America
Brazil (8)	$913	$59	$7	$54	$1,033	$2,535	$3,568	$18
Mexico	784	162	105	2,260	3,311	0	3,311	445
Chile	296	64	0	7	367	610	977	(203)
Argentina	90	27	0	35	152	8	160	(231)
Other Latin America (9)	204	122	66	55	447	28	475	(600)

Total Latin America	2,287	434	178	2,411	5,310	3,181	8,491	(571)

Asia Pacific
India	376	198	201	414	1,189	285	1,474	(18)
South Korea	274	472	31	603	1,380	0	1,380	(3)
Taiwan	225	67	70	40	402	546	948	(379)
Hong Kong	155	140	30	325	650	0	650	(469)
Singapore	68	166	90	283	607	0	607	267
China	56	41	13	318	428	0	428	320
Other Asia Pacific (9)	34	48	33	435	550	157	707	161

Total Asia Pacific	1,188	1,132	468	2,418	5,206	988	6,194	(121)

Central and Eastern Europe (9)	20	84	25	96	225	0	225	(16)

Total	$3,495	$1,650	$671	$4,925	$10,741	$4,169	$14,910	$(708)

(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Asia Pacific excluding Japan, Australia and New Zealand; and all countries in Central and Eastern Europe excluding Greece.

(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.

(3)	Derivative assets are reported on a mark-to-market basis and have not been reduced by the amount of collateral applied, which totaled $72 million and $361 million at June 30, 2005 and December 31, 2004.

(4)	Amounts outstanding for Other Latin America and Other Asia Pacific have been reduced by $34 million and $15 million at June 30, 2005 and $196 million and $14 million at December 31, 2004. Such amounts represent the fair value of U.S. Treasury securities held as collateral outside the country of exposure.

(5)	Cross-border resale agreements are presented based on the domicile of the counterparty because the counterparty has the legal obligation for repayment. For regulatory reporting under Federal Financial Institutions Examination Council (FFIEC) guidelines, cross-border resale agreements are presented based on the domicile of the issuer of the securities that are held as collateral.

(6)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.

(7)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Management subtracts local funding or liabilities from local exposures as allowed by the FFIEC. Total amount of local country exposure funded by local liabilities at June 30, 2005 was $19,359 million compared to $17,189 million at December 31, 2004. Local country exposure funded by local liabilities at June 30, 2005 in Latin America and Asia Pacific was $10,113 million and $9,246 million, of which $5,019 million was in Brazil, $4,106 million in Hong Kong, $3,038 million in Singapore, $1,748 million in Argentina, $1,470 million in Mexico, $1,437 million in Chile and $556 million in India. There were no other countries with local country exposure funded by local liabilities greater than $500 million.

(8)	The Corporation has risk mitigation instruments associated with certain exposures for Brazil, including structured trade related transfer risk mitigation of $837 million and $950 million, third party funding of $185 million and $286 million, and linked certificates of deposit of $78 million and $125 million at June 30, 2005 and December 31, 2004. The resulting total foreign exposure net of risk mitigation was $2.5 billion and $2.2 billion at June 30, 2005 and December 31, 2004.

(9)	Other Latin America, Other Asia Pacific, and Central and Eastern Europe include countries each with total foreign exposure of less than $300 million.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.